Schedule A

Trusts and Portfolios Covered by the Amended and Restated Sub-Advisory Agreement

between

Fidelity Management & Research Company LLC

and

FMR Investment Management (UK) Limited

Name of Trust	Name of Portfolio	Type of Fund	Effective Date
Fidelity Concord Street Trust	Fidelity Large Cap Stock K6 Fund	Equity	03/01/2024
Fidelity Concord Street Trust	Fidelity Mid-Cap Stock K6 Fund	Equity	03/01/2024
Fidelity Concord Street Trust	Fidelity Small Cap Stock K6 Fund	Equity	03/01/2024
Fidelity Contrafund	Fidelity Contrafund K6	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Blue Chip Growth ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Blue Chip Value ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity CLO ETF	High Income	11/19/2025
Fidelity Covington Trust	Fidelity Fundamental Large Cap Core ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Fundamental Large Cap Growth ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Fundamental Small-Mid Cap ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Magellan ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Real Estate Investment ETF	Equity	03/01/2024
Fidelity Devonshire Trust	Fidelity Equity-Income K6 Fund	Equity	03/01/2024
Fidelity Devonshire Trust	Fidelity Mid Cap Value K6 Fund	Equity	03/01/2024
Fidelity Investment Trust	Fidelity Diversified International K6 Fund	Equity	03/01/2024
Fidelity Investment Trust	Fidelity International Capital Appreciation K6 Fund	Equity	03/01/2024
Fidelity Investment Trust	Fidelity International Discovery K6 Fund	Equity	03/01/2024
Fidelity Magellan Fund	Fidelity Magellan K6 Fund	Equity	03/01/2024
Fidelity Mt. Vernon Street Trust	Fidelity Equity Growth K6 Fund	Equity	03/01/2024
Fidelity Mt. Vernon Street Trust	Fidelity Growth Company K6 Fund	Equity	03/01/2024
Fidelity Mt. Vernon Street Trust	Fidelity Growth Strategies K6 Fund	Equity	03/01/2024
Fidelity Puritan Trust	Fidelity Balanced K6 Fund	Equity	03/01/2024
Fidelity Puritan Trust	Fidelity Low-Priced Stock K6 Fund	Equity	03/01/2024
Fidelity Puritan Trust	Fidelity Puritan K6 Fund	Equity	03/01/2024
Fidelity Puritan Trust	Fidelity Value Discovery K6 Fund	Equity	03/01/2024
Fidelity Securities Fund	Fidelity Blue Chip Growth K6 Fund	Equity	03/01/2024
Fidelity Securities Fund	Fidelity OTC K6 Portfolio	Equity	03/01/2024
Fidelity Securities Fund	Fidelity Small Cap Growth K6 Fund	Equity	03/01/2024

Fidelity Management & Research Company LLC	FMR Investment Management (UK) Limited

By: /s/ Christopher J. Rimmer	By: /s/ Mark D. Flaherty
Name: Christopher J. Rimmer	Name: Mark D. Flaherty
Title: Treasurer	Title: Director